                              Goldman Sachs Funds





INTERNATIONAL SMALL CAP FUND            Annual Report  January 31, 1999


                                        Long-term capital growth

[GRAPHIC]                               potential through a portfolio of

                                        smaller capitalization companies

                                        located outside of the United States.






                                                                         Goldman
                                                                           Sachs

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

   Market Overview




   Dear Shareholder,

   During the review period,events that began in Asia in 1997 continued to roil financial markets around the world.



        [ ] Market Review:Global Markets Fluctuated Along With Investor Confidence -- The arrival of 1998 heralded another step up in the staircase pattern of global equity prices. Worries about contagion from Asia and Japan receded rapidly from the prior months, and the deflationary influence from the East helped cool the U.S. and European economies, thereby lowering bond yields and increasing equity valuations. In contrast, the second half of the period was marked by a trend of escalating volatility. Political and economic woes in Indonesia, Russia and Brazil affected market performance around the globe, while the continuing weakness of the Japanese yen placed further pressure on the emerging Asian economies. The consequent implosion of several hedge funds further upset the financial sector and, in response, investors sought security in the form of fixed income investments.

                   By period end, equity markets rebounded on renewed confidence that concerted action from the G-7, including an easing of rates by the Federal Reserve Board, would help avert a global financial meltdown. Markets were further boosted by encouraging news out of Japan, which appeared to indicate it may finally begin to address its structural problems.


        [ ] Market Outlook:Optimism Prevails -- In Europe, prospects for equities are bright. In particular, the outlook for corporate earnings growth remains good. Moreover, we see continued opportunities for industrial restructuring and consolidation, which should be broadly supportive of valuations. As companies strive to lower their costs and to dominate in Europe, investors stand to benefit. We expect that the recent advent of the single currency, the euro, will act as a catalyst that will accelerate this trend.

                   In Japan, it may take some time until we start to see clear signs of a recovery. However, the government seems to moving in the right direction by engineering, for example, cuts in taxes. Also, a number of Japanese companies, including those that had been reluctant to restructure their business, have finally come to grips with their problems. This may mean that once corporate revenues stop declining further, there could be a substantive pick-up in bottom-line earnings for next year. As investors' outlook for corporate profit improves, we believe the equity market is likely to stabilize and move upward.

                   Going forward, macro risks to Asian markets include a slowing of the U.S. and European economies and a possible renewed weakness in the yen. We also believe that investors will begin to focus on the timing of economic recoveries in Asian countries, as well as a possible earnings recovery for many companies. Therefore, stock selectivity will become more important in the coming year, since not all companies or sectors will participate equally in the economic recovery.

                We encourage you to maintain your long term investment program and look forward to serving you in the years ahead.

                Sincerely,

                David B. Ford                       John P. McNulty
                Co-Head,                            Co-Head,
                Goldman Sachs Asset                 Goldman Sachs Asset
                 Management International             Management International


                February 26, 1999

[ ] NOT FDIC
    INSURED
[ ] May Lose Value
[ ] No Bank
    Guarantee

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

Fund Basics
as of January 31, 1999

Assets Under Management

    $70.4 Million


  Number of Holdings

        121


   NASDAQ SYMBOLS


   Class A Shares

       GISAX


   Class B Shares

       GISBX


   Class C Shares

       GISCX


 Institutional Shares

       GISIX


   Service Shares

       GISSX



 PERFORMANCE REVIEW

 Inception (May 1, 1998)-       Fund Total Return             MSCI
 January 31,1999                (without sales charge)/1/     Small Cap EAFE/2/
-------------------------------------------------------------------------------
 Class A                        6.20%                         -11.84%
 Class B                        6.10%                         -11.84%
 Class C                        6.10%                         -11.84%
 Institutional                  6.67%                         -11.84%
 Service                        6.10%                         -11.84%
-------------------------------------------------------------------------------

/1/ The net asset value represents the net assets of the Fund (ex-dividend) divided by the total number of shares. The Fund's performance assumes the investment of dividends and other distributions.
/2/ The MSCI EAFE Small Cap Index, incepted 1/15/98, includes 1,502 securities from 23 developed markets with a capitalization range of $200-$800 million and a general regional allocation of 60% Europe, 30% Japan and 10% Asia. Total returns are calculated without dividends reinvested. In addition, investors cannot invest directly in the Index.

 CUMULATIVE TOTAL RETURN (WITH SALES CHARGE)
-------------------------------------------------------------------------------------------------------------------
 For the period ended 12/31/98       Class A          Class B          Class C        Institutional        Service
 Last 6 months/3/                     -5.02%           -4.52%           -0.52%            0.84%/4/        0.48%/4/

 Since inception/3/                   -1.70%           -1.00%            3.00%            4.47%/4/        4.00%/4/
 (5/1/98)
-------------------------------------------------------------------------------------------------------------------

/3/ The Cumulative Total Return (with sales charge) is determined by computing the percentage change in the value of $1,000 invested at the maximum public offering price for the specified periods, assuming reinvestment of all distributions at NAV. The total return calculation reflects a maximum initial sales charge of 5.5% for Class A shares, and the assumed deferred sales charge for Class B shares (5% maximum declining to 1% in the sixth year) and Class C shares (1% if redeemed within 12 months of purchase). The public offering price of the Class A shares on December 31, 1998 was $11.01 and represents the NAV plus the maximum sales charge of 5.5%.

/4/ Cumulative Total Return as of 12/31/98.

TOP 10 COMPANY HOLDINGS AS OF 1/31/99

                        % of Total
Company                 Net Assets     Country        Line of Business
------------------------------------------------------------------------------------------
Altran Technologies      2.1%          France         Business Services
Serco Group              1.9%          Britain        Business Services
Funespana                1.8%          Spain          Funeral Services
Lindt & Spruengli        1.7%          Switzerland    Food
The Capita Group         1.7%          Britain        Building Materials & Construction
Kamps AG                 1.6%          Germany        Food
Europolitan Holdings     1.6%          Sweden         Utility
Coloplast                1.6%          Denmark        Medical Products & Supplies
Jarvis PLC               1.6%          Britain        Building Materials & Construction
GFI Informatique         1.6%          France         Computer Services & Software
------------------------------------------------------------------------------------------


The top 10 holdings may not be representative of the Fund's future investments.

Total return figures represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor's shares, when redeemed, may be worth more or less than their original cost. Performance reflects fee waivers and expense limitations in effect. In their absence, performance would be reduced.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND


Performance Overview



Dear Shareholder,

The following is a report on the performance of the Goldman Sachs International Small Cap Fund. This report covers the period since the Fund's inception on May 1, 1998, through January 31, 1999.


Performance Review

During the period of time covered by this report, the Fund's Class A, B, C, Institutional and Service shares generated cumulative total returns, without sales charges, of 6.20%, 6.10%, 6.10%, 6.67% and 6.10%, respectively. All of the share classes substantially outperformed the -11.84% cumulative total return of the Fund's benchmark, the Morgan Stanley Capital International (MSCI) Small Cap Europe, Australasia, Far East Index (EAFE).

The Fund's strong performance is primarily attributable to a significant contribution from individual stock selection.

Portfolio Composition

The Fund's weightings in each of the three key regions of Europe, Japan and Asia were 63.8%, 22.4% and 9.0%, respectively, as of January 31, 1999. Our objective is to add value more through stock selection within each region than through asset allocation. However, given that Europe is larger than the other regions in which the Fund invests, the most significant impact on the Fund's performance came from European stocks during the period under review.

Portfolio Highlights

[ ] Sondagsavisn A/S -- Sondagsavisn is Denmark's leading free newspaper company. It achieves attractive operating margins of 30% in regions where it has been operating for long periods of time. It is continuing to roll out its highly attractive niche growth concept in Scandinavia, and may also benefit from its highly popular Internet site.

[ ] Kadokawa Shoten Publishing -- Kadokawa Shoten, a Japan-based publisher of books and magazines that is also involved in the software business, performed strongly over the period. Since its purchase, the company's share price has increased by more than 50%.

[ ] Europolitan Holdings AB -- Europolitan, Sweden's leading mobile phone operator, is gaining market share in Sweden. As a result, the company's stock performed well over the period, increasing by 95%.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

INVESTMENT
PROCESS OVERVIEW

Company visits form the core
of the investment process
for the Goldman Sachs
International Small Cap Fund.

      Company Visits
      --------------

     Internal Research
     -----------------

    Return Expectations

      [DOWN ARROW]

     Stock Selection

      [DOWN ARROW]

       Portfolio
     Construction

  [ ] Stock,Industry
      & Country Views
      Relative to
      Benchmark

      [DOWN ARROW]

    Portfolio Review  [UP ARROW]
      & Analysis

  [ ] Performance
      Measurement
      & Attribution

  [ ] Risk Control

  [ ] Currency
      Management


    New Acquisitions

[ ] Kamps AG -- The Fund continued to acquire attractively valued niche growth companies and companies benefiting from structural changes over the period. One example of this type of company is Kamps, a German bakery chain that is precipitating a consolidation of the German bakery market. The company has performed very strongly since our purchase.

[ ] Funespana -- The company is a leading Spanish funeral services provider.
    Funespana occupies a strong position in an attractive market niche that is currently undergoing consolidation. Additionally, the company is benefiting from structural changes caused by the privatization of funeral parlors, which had previously been owned by municipalities.

[ ] Trafficmaster PLC -- Trafficmaster is a leading provider of traffic information in the U.K. The company is in the process of expanding into Germany, where the highway network is significantly larger. As a result, the company is well positioned to sign a number of interesting licensing agreements.

[ ] Rapala -- Rapala, located in Finland, is a world leader in the fishing tackle market. The company has attractive niche growth characteristics in a highly fragmented sector. They also have the ability to improve earnings through productivity improvements.

Portfolio Outlook

Our strategy aims to identify fast growing companies benefiting either from a structural change within their market -- for example, outsourcing of services -- or companies that operate in a particularly attractive market niche. At a time when bond yields remain very low, the strong growth rates for the companies held by the Fund, as well as the attractive valuations per unit of growth relative to other growth stocks, leaves the Fund, in our opinion, well placed for the longer term.

We thank you for your investment and look forward to your continued confidence.



Goldman Sachs International Small Cap Equity Team

London
February 26, 1999

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND


The Goldman Sachs Advantage



Founded in 1869, Goldman, Sachs & Co. is a premier financial services firm traditionally known on Wall Street and around the world for its institutional expertise.

        Today, the firm's Asset Management Division provides individual investors the opportunity to tap the resources of a global institutional powerhouse -- and put this expertise to work in their individual portfolios.

        What Sets Goldman Sachs Funds Apart?

                                        1

                            Resources and Relationships

        Our portfolio management teams are located on-site, around the world, in New York, London, Tokyo and Singapore. Their understanding of local economies, markets, industries and cultures helps deliver what many investors want: access to global investment opportunities and consistent, risk-adjusted performance.

                                        2

                                In-Depth Research

        Our portfolio management teams make on-site visits to hundreds of companies each month, then construct selective portfolios with an emphasis on their best ideas. Our teams also have access to Goldman, Sachs & Co.'s Global Investment Research Department.

                                 Risk Management

        In this, our institutional heritage is clear. Institutions, as well as many individual investors, often look to us to manage the risks of global investing over time in different market environments.




   To learn more about the Goldman Sachs Family of Funds, call your investment professional today.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Performance Summary
January 31, 1999
 The following graph shows the value as of January 31, 1999, of a $10,000 in-vestment made (with the maximum sales charge of 5.5% for Class A and contin-gent deferred sales charges of 5.0% and 1.0% for Class B and C, respectively and at NAV for the Institutional and Service Classes) on May 1, 1998 (com-mencement of operations) of Goldman Sachs International Small Cap Fund. For comparative purposes, the performance of the Fund's benchmarks (Morgan Stan-ley Capital International EAFE Small Cap Index ("MSCI Small Cap EAFE")) is shown. This performance data represents past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

 International Small Cap Fund's Lifetime Performance

 Growth of a $10,000 Investment, May 1, 1998 to January 31, 1999

                             [GRAPH APPEARS HERE]

             MSCI                                      Institutional   Service
           Small Cap   Class A     Class B     Class C     Class        Class

5/1/98      10,000      9,450       10,000      10,000     10,000       10,000
5/98        10,033      9,830       10,400      10,400     10,400       10,400
6/98         9,634      9,783       10,350      10,350     10,360       10,350
7/98         9,502     10,038       10,620      10,620     10,630       10,620
8/98         8,237      8,856        9,370       9,370      9,400        9,370
9/98         7,858      8,384        8,870       8,870      8,900        8,870
10/98        8,488      9,008        9,520       9,520      9,560        9,530
11/98        8,893      9,348        9,880       9,880      9,930        9,890
12/98        8,927      9,830       10,400      10,400     10,447       10,400
1/99         8,815     10,038       10,110      10,510     10,667       10,610



  Aggregate Total Return through January 31,
  1999(a)                                      Since Inception
  Class A
  Excluding sales charges                                6.20%
  Including sales charges                                0.38%
 -------------------------------------------------------------
  Class B
  Excluding contingent deferred sales charges            6.10%
  Including contingent deferred sales charges            1.10%
 -------------------------------------------------------------
  Class C
  Excluding contingent deferred sales charges            6.10%
  Including contingent deferred sales charges            5.10%
 -------------------------------------------------------------
  Institutional Class                                    6.67%
 -------------------------------------------------------------
  Service Class                                          6.10%
 -------------------------------------------------------------

 (a) All classes commenced operations on May 1, 1998.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Statement of Investments
January 31, 1999

  Shares    Description                                                Value
 Common Stocks - 92.3%
  Australia - 2.9%
  69,972    Cochlear Ltd. (Drugs)                                  $  396,584
  42,000    Leighton Holdings (Construction)                          170,599
  35,000    Macquarie Bank Ltd. (Banking)                             380,212
  228,000   Reinsurance Australia (Insurance)                         308,703
  44,000    Rothmans Holdings (Food & Beverages)                      355,784
  61,000    Tab Corp Holdings Ltd. (Entertainment & Leisure)          434,471
                                                                   ----------
                                                                    2,046,353
 ----------------------------------------------------------------------------
  Britain - 13.9%
  3,600,000 Belgo Group (Food & Grocery)                              577,641
  125,000   Capita Group PLC (Building Materials & Construction)    1,164,333
  82,475    Dialog Corporation PLC* (Commercial Services)             103,833
  125,000   F.I. Group PLC (Computer Services/ Software)              746,737
  26,200    Icon PLC ADR* (Financial Services)                        759,798
  254,975   Independent Insurance Group (Financial Services)        1,053,227
  36,950    Itnet PLC* (Computer Services/ Software)                  283,064
  114,000   Jarvis PLC (Building Materials & Construction)          1,135,040
  153,480   KBC Advanced Technologies (Oil & Gas Services)            656,713
  174,785   Mayflower Corporation PLC (Auto/ Original Equipment
            Manufacturer)                                             389,757
  198,755   Partco Group (Wholesale Trade)                            490,637
  29,351    Select Appointments Holdings PLC (Business Services)      329,426
  65,300    Serco Group (Business Services)                         1,327,183
  400,000   TBI (Recreational Services)                               602,326
  14,000    Trafficmaster PLC* (Computers/Office)                     131,480
                                                                   ----------
                                                                    9,751,195
 ----------------------------------------------------------------------------
  Denmark - 6.9%
  16,345    Carli Gray International (Manufacturing)                  749,771
  10,103    Coloplast (Medical Products and Supplies)               1,150,877
  12,654    Falck A/S (Security)                                    1,025,477
  14,482    ISS International Service System (Business Services)    1,029,683
  11,424    Sondagsavisn A/S (Publishing)                             873,395
                                                                   ----------
                                                                    4,829,203
 ----------------------------------------------------------------------------
  Finland - 2.5%
  3,080     Konecranes International (Machinery)                      101,535
  85,295    Rapala Normark Corporation* (Retail)                      765,977
  20,605    Tieto Corp. (Business Services)                           884,442
                                                                   ----------
                                                                    1,751,954
 ----------------------------------------------------------------------------
  France - 10.6%
  5,000     Altran Technologies (Business Services)                 1,482,322
  10,270    BIC (Textiles)                                            618,744
  7,119     Cider Sante SA (Business Services)                        453,181
  11,400    Dassault Systemes (Computer Services/Software)            531,317
  9,854     Europeenne de Casinos (Gaming)                            582,480
  9,584     Genset SA* (Medical/Biotechnology)                        642,782
  9,418     GFI Informatique* (Computer Services/ Software)         1,129,474

  Shares    Description                                            Value
 Common Stocks - (continued)
  France - (continued)
  1,824     Penauille Polyservices (Commercial Services)       $  532,872
  20,200    Royal Canin SA (Food Products)                      1,104,489
  2,818     Serp Recyclage SA* (Waste Management)                 390,490
                                                               ----------
                                                                7,468,151
 ------------------------------------------------------------------------
  Germany - 6.9%
  11,511    Allbecon AG* (Human Resources)                        549,575
  1,165     Bien-Haus AG (Building Materials & Construction)      284,727
  6,534     Dis Deutscher Industrie (Business Services)           274,818
  10,500    Kamps AG* (Food)                                    1,157,780
  1,000     MLP (Insurance)                                       608,161
  4,000     Rhoen-Klinikum AG (Health Care)                       364,669
  30,651    Rinol AG (Building Materials & Construction)          878,032
  6,519     Wanderer Werke AG* (Machinery)                        733,637
                                                               ----------
                                                                4,851,399
 ------------------------------------------------------------------------
  Greece - 0.3%
  6,000     Panafon Hellenic Telecom* (Telecommunications)        205,488
 ------------------------------------------------------------------------
  Hong Kong - 3.3%
  121,000   Asia Satellite Telecom Holdings Ltd. (Utility)        202,218
  165,200   Dah Sing Financial (Banking)                          310,198
  418,000   Esprit Holdings (Textiles)                            178,015
  1,074,000 First Tractor Co. (Farm Machinery)                    218,991
  680,000   Hengan International* (Health Care)                   245,715
  850,400   HKR International Ltd. (Real Estate)                  466,421
  778,000   Legend Holdings (Electronics)                         306,228
  500,000   Ng Fung Hong (Consumer Goods)                         377,478
                                                               ----------
                                                                2,305,264
 ------------------------------------------------------------------------
  Indonesia - 0.3%
  116,000   Datacraft Asia ADR (Electrical Services)              228,520
 ------------------------------------------------------------------------
  Ireland - 0.4%
  15,713    CBT Group ADR* (Software & Services)                  280,870
 ------------------------------------------------------------------------
  Italy - 4.1%
  78,121    Banca Lombarda (Banking)                            1,092,290
  140,000   Gruppo Buffetti (Restaurants)                         585,654
  45,958    Industrie Natuzzi SpA ADR (Household Durables)        976,608
  84,000    Sol SpA* (Chemicals)                                  232,988
                                                               ----------
                                                                2,887,540
 ------------------------------------------------------------------------
  Japan - 22.5%
  17,000    Able, Inc.* (Real Estate)                             526,098
  18,000    Aderans Company Ltd. (Retail)                         512,047
  46,400    Aiphone Co. (Wire & Cable Products)                   407,982
  1,200     Bell System 24 Inc. (Business Services)               323,779
  18,000    Citizen Electronic (Electronics)                      516,702
  131,000   Daiwa Electronics (Consumer Goods)                    399,759
  5,500     Fuji Seal (Industrial Machinery)                      369,812
  28,000    Hakuto Co. (Wholesale Trade)                          543,080

The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

  Shares  Description                     Value
 Common Stocks - (continued)
  Japan - (continued)
  95,000  Hitachi Powdered Metals
          (Metal Powder
          Manufacturer)              $   410,284
  60,000  Inaba Denkisangyo
          (Electronics)                  509,461
  4,300   Ito En Ltd. (Food &
          Beverages)                     209,801
  25,000  Iuchi Seiedo Co.
          (Electronics--
          Instrumentation)               489,203
  56,000  Japan Business Computer
          (Computer
          Services/Software)             531,012
  33,000  Japan Chemical Corp.
          (Electronics--
          Instrumentation)               398,259
  10,900  Kadokawa Shoten
          Publishing* (Publishing)       751,692
  31,000  Kawasumi Labs, Inc.
          (Chemical Products)            518,426
  32,000  Komeri Co. Ltd.
          (Consumer Goods)               523,839
  18,000  Meitec Corporation
          (Business Services)            442,222
  21,000  Ministop Co. Ltd.
          (Retail--Food Chains)          524,977
  60,000  Mirai Industry Company
          Ltd. (Electronics)             501,702
  26,000  Misumi Corporation
          (Metal Products)               493,082
  10,500  Nichii Gakkan Co.
          (Business Services)            464,333
  38,000  Nippon Kanzai Co.
          (Business Services)            556,873
  18,000  Oiles Corporation (Metal
          Products)                      441,446
  3,500   Otsuka Kagu Ltd.
          (Retail--Furniture)            282,703
  12,000  Riso Kagaku Corp.
          (Office Equipment and
          Supplies)                      486,186
  2,200   Ryohin Keikaku Co. Ltd.
          (Retail-- Department
          Stores)                        287,315
  28,000  Sato Corp. (Machinery
          and Equipment)                 445,326
  44,000  Sumitomo Real Estate
          (Retail Trade)                 546,183
  9,000   Taiyo Ink Manufacturing
          Co. (Chemicals)                543,080
  90,500  Toyo Kohan Company Ltd.
          (Metal Products)               312,056
  30,000  Trusco Nakayama
          (Wholesale Trade)              338,778
  2,700   Union Tool Co.
          (Machinery)                    151,287
  32,000  Yonekyu Corp. (Food
          Products)                      518,874
  43      Yoshinoya Co.
          (Restaurants)                  552,304
                                     -----------
                                      15,829,963
 -----------------------------------------------
  Netherlands - 3.0%
  29,236  Aalberts Industries NV
          (Diversified
          Manufacturing)                 731,148
  39,075  Computer Services
          Solutions (Computer
          Services/Software)             746,231
  30,559  Unique International NV
          (Human Resources)              665,232
                                     -----------
                                       2,142,611
 -----------------------------------------------
  New Zealand - 0.5%
  194,300 Sky Network Television*
          (Media)                        350,870
 -----------------------------------------------
  Norway - 2.0%
  25,048  Netcom ASA*
          (Telecommunications)           875,979
  15,514  Tomra Systems ASA
          (Manufacturing)                523,989
                                     -----------
                                       1,399,968
 -----------------------------------------------

  Shares  Description                                                     Value
 Common Stocks - (continued)
  Portugal - 0.8%
  69,130  Seguros Imperio SA (Insurance)                              $  554,800
 -------------------------------------------------------------------------------
  Singapore - 1.4%
  52,000  Elec & Eltek International Co. Ltd. ADR
          (Computers/Computer Peripherals & Software)                    301,600
  225,000 Marco Polo Development Ltd. (Hotels & Restaurants)             230,053
  239,000 Parkway Holdings (Conglomerates)                               449,184
                                                                     -----------
                                                                         980,837
 -------------------------------------------------------------------------------
  Spain - 2.7%
  12,392  Banco Pastor (Banking)                                         683,200
  69,700  Funespana* (Funeral Services)                                1,242,349
                                                                     -----------
                                                                       1,925,549
 -------------------------------------------------------------------------------
  Sweden - 2.6%
  70,045  Citymail* (Business Services)                                  584,510
  148     Esselte (Broadcast Media)                                        2,451
  9,590   Europolitan Holdings AB (Utility)                            1,151,150
  14,400  Iro AB (Diversified)                                           120,165
                                                                     -----------
                                                                       1,858,276
 -------------------------------------------------------------------------------
  Switzerland - 4.7%
  554     Bachem AG* (Chemicals)                                         861,160
  2,642   Belimo Automation AG-REG (Building Materials &
          Construction)                                                  868,035
  454     Lindt & Spruengli (Food Products)                            1,194,906
  1,694   Straumann Holdings Ltd.* (Medical Products and Supplies)       359,076
                                                                     -----------
                                                                       3,283,177
 -------------------------------------------------------------------------------
  TOTAL COMMON STOCKS
  (Cost $62,480,136)                                                 $64,931,988
 -------------------------------------------------------------------------------
 Preferred Stocks - 3.3%
  Australia - 0.5%
  382,000 Star City Holdings LTD* (Recreational Services)            $   381,295
 -------------------------------------------------------------------------------
  Germany - 2.8%
  17,485  Fielmann AG, Non-Voting (Health Care)                          779,142
  17,500  Krones AG, Non-Voting (Machinery)                              487,382
  7,700   Rhoen-Klinikum AG, Non-Voting (Health Care)                    673,979
                                                                     -----------
                                                                       1,940,503
 -------------------------------------------------------------------------------
  TOTAL PREFERRED STOCKS
  (Cost $2,254,470)                                                  $ 2,321,798
 -------------------------------------------------------------------------------

      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Statement of Investments (continued)
January 31, 1999

  Principal   Interest   Maturity
  Amount        Rate       Date        Value
 Short-Term Obligation - 18.8%
  State Street Bank & Trust Eu-
  ro-Time Deposit(a)
  $13,257,053   4.75%    02/01/99 $13,257,053
 ---------------------------------------------
  TOTAL SHORT-TERM OBLIGATION
  (cost $13,257,053)              $13,257,053
 ---------------------------------------------
  TOTAL INVESTMENTS
  (cost $77,991,659)(b)           $80,510,839
 ---------------------------------------------
  Federal Income Tax Informa-
  tion:
  Gross unrealized gain for
   investments in which value
   exceeds cost                   $ 6,583,718
  Gross unrealized loss for
   investments in which cost
   exceeds value                   (4,105,023)
 ---------------------------------------------
  Net unrealized gain             $ 2,478,695
 ---------------------------------------------

  * Non-income producing security.

 (a) Portions of these securities are being segregated for extended settlement securities.

 (b) The aggregate cost for federal income tax purposes is $78,032,144.

 The percentage shown for each investment category reflects the value of investments in that category as a percentage of total net assets.

                                                    As a % of
                                             total net assets
  Common and Preferred Stock Industry Classifications
  Auto/Original Equipment Manufacturer                    0.6%
  Banking                                                 3.6
  Broadcast Media                                         0.0
  Building Materials & Construction                       6.3
  Business Services                                      11.7
  Chemical Products                                       3.0
  Commercial Services                                     0.9
  Computer Services/Software                              5.7
  Computers/Computer Peripherals & Software               0.4
  Computers/Office                                        0.2
  Conglomerates                                           0.6
  Construction                                            0.2
  Consumer Goods                                          1.8
  Diversified                                             0.2
  Diversified Manufacturing                               1.0
  Drugs                                                   0.6
  Electrical Services                                     0.3
  Electronics                                             2.6
  Electronics-Instrumentation                             1.3
  Entertainment & Leisure                                 0.6
  Farm Machinery                                          0.3
  Financial Services                                      2.6
  Food                                                    7.3

                                           As a % of
                                    total net assets
  Common and Preferred Stock Industry
  Classifications - (continued)
  Funeral Services                               1.8%
  Gaming                                         0.8
  Health Care                                    2.9
  Hotels & Restaurants                           0.3
  Household Durables                             1.4
  Human Resources                                1.7
  Industrial Machinery                           0.5
  Insurance                                      2.1
  Machinery and Equipment                        2.7
  Manufacturing                                  1.8
  Media                                          0.5
  Medical Products and Supplies                  2.1
  Medical/Biotechnology                          0.9
  Metal Powder Manufacturer                      0.6
  Metal Products                                 1.8
  Office Equipment and Supplies                  0.7
  Oil & Gas Services                             0.9
  Publishing                                     2.3
  Real Estate                                    1.4
  Recreational Services                          1.4
  Restaurants                                    1.6
  Retail                                         1.8
  Retail-Department Stores                       0.4
  Retail-Food Chains                             0.7
  Retail-Furniture                               0.4
  Retail Trade                                   0.8
  Security                                       1.5
  Software & Services                            0.4
  Telecommunications                             1.5
  Textiles                                       1.1
  Utilities                                      1.9
  Waste Management                               0.6
  Wholesale Trade                                1.9
  Wire & Cable Products                          0.6
 --------------------------------------------------------
  TOTAL COMMON AND PREFERRED STOCK              95.6%
 --------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Statement of Assets and Liabilities
January 31, 1999
 Assets:

  Investment in securities, at value (identified cost
  $77,991,659)                                                     $80,510,839
  Cash, at value                                                        12,922
  Receivables:
  Dividends and interest, at value                                      17,676
  Fund shares sold                                                     225,551
  Deferred organization expenses, net                                   12,891
  Reimbursement from investment adviser                                126,190
  Other assets, at value                                                44,529
 ------------------------------------------------------------------------------
  Total assets                                                      80,950,598
 ------------------------------------------------------------------------------

 Liabilities:

  Due to bank                                                        2,834,221
  Payables:
  Investment securities purchased, at value                          7,566,969
  Fund shares repurchased                                               14,041
  Amounts owed to affiliates                                            81,778
  Accrued expenses and other liabilities, at value                      69,136
 ------------------------------------------------------------------------------
  Total liabilities                                                 10,566,145
 ------------------------------------------------------------------------------

 Net Assets:

  Paid-in capital                                                   67,759,384
  Accumulated distributions in excess of net investment loss          (106,697)
  Accumulated undistributed net realized gain on investment,
  futures and foreign currency related transactions                    174,252
  Net unrealized gain on investments, futures and translation
  of assets and liabilities denominated in foreign currencies        2,557,514
 ------------------------------------------------------------------------------
  NET ASSETS                                                       $70,384,453
 ------------------------------------------------------------------------------

                                                                 Class  Class
                                                        Class A      B      C
 ----------------------------------------------------------------------------
  Total shares of beneficial interest outstanding,
  $.001 par value (unlimited shares authorized)       3,108,876 20,099 16,459
  Net asset value, offering and redemption price per
  share(a)                                               $10.62 $10.61 $10.61
 ----------------------------------------------------------------------------

                                                      Institutional Service
 --------------------------------------------------------------------------
  Total shares of beneficial interest outstanding,
  $.001 par value (unlimited shares authorized)           3,469,496     161
  Net asset value, offering and redemption price per
  share                                                      $10.66  $10.61
 --------------------------------------------------------------------------

 (a) Maximum public offering price per share for Class A shares is $11.24 (NAV per share X 1.0582). At redemption, Class B and Class C shares are sub-ject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Statement of Operations
For the Period Ended January 31, 1999(a)

  Investment income:
  Dividends(b)                                                    $ 153,016
  Interest                                                          113,944
 ---------------------------------------------------------------------------
  Total income                                                      266,960
 ---------------------------------------------------------------------------
  Expenses:
  Management fees                                                   287,765
  Custodian fees                                                    128,838
  Printing                                                           81,705
  Transfer agent fees                                                79,694
  Registration fees                                                  67,995
  Professional fees                                                  67,079
  Distribution and service fees(c)                                   64,437
  Trustee fees                                                        7,630
  Amortization of deferred organization expenses                      2,296
  Other                                                               6,379
 ---------------------------------------------------------------------------
  Total expenses                                                    793,818
 ---------------------------------------------------------------------------
  Less -- expenses reimbursed and fees waived by Goldman Sachs     (378,964)
 ---------------------------------------------------------------------------
  Net expenses                                                      414,854
 ---------------------------------------------------------------------------
  NET INVESTMENT LOSS                                              (147,894)
 ---------------------------------------------------------------------------
  Realized and unrealized gain (loss) on investment, futures and foreign currency transactions:
  Net realized gain (loss) from:
  Investment transactions                                           235,463
  Futures transactions                                               20,249
  Foreign currency related transactions                             (23,552)
  Net change in unrealized gain on:
  Investments                                                     2,519,180
  Translation of assets and liabilities denominated in foreign
  currencies                                                         38,334
 ---------------------------------------------------------------------------
  Net realized and unrealized gain on investment, futures and
  foreign currency transactions                                   2,789,674
 ---------------------------------------------------------------------------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS            2,641,780
 ---------------------------------------------------------------------------

 (a) The Fund commenced operations on May 1, 1998.

 (b) Taxes withheld on dividends were $17,954.
 (c) Class A, Class B and Class C had distribution and service fees of $62,146, $1,566 and $725, respectively.
The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Statement of Changes in Net Assets
For the Period Ended January 31, 1999(a)

  From operations:
  Net investment loss                                            $   (147,894)
  Net realized gain on investment, futures and foreign currency
  related transactions                                                232,160
  Net change in unrealized gain on investments, futures and
  translation of assets and liabilities                             2,557,514
 -----------------------------------------------------------------------------
  Net increase in net assets resulting from operations              2,641,780
 -----------------------------------------------------------------------------
  Distributions to shareholders:
  In excess of net investment income
   Institutional shares                                               (21,659)
 -----------------------------------------------------------------------------
  Total distributions to shareholders                                 (21,659)
 -----------------------------------------------------------------------------
  From share transactions:
  Net proceeds from sales of shares                                81,743,079
  Reinvestment of dividends and distributions                           8,522
  Cost of shares repurchased                                      (13,987,269)
 -----------------------------------------------------------------------------
  Net increase in net assets resulting from share transactions     67,764,332
 -----------------------------------------------------------------------------
  TOTAL INCREASE                                                   70,384,453
 -----------------------------------------------------------------------------
  Net assets:
  Beginning of period                                                      --
 -----------------------------------------------------------------------------
  End of period                                                  $ 70,384,453
 -----------------------------------------------------------------------------
  Accumulated distributions in excess of net investment loss     $   (106,697)
 -----------------------------------------------------------------------------

 (a) The Fund commenced operations on May 1, 1998.
      The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

                                                Income from
                                         investment operations(d)           Distributions to shareholders
                                      ------------------------------- ------------------------------------------
                                                     Net realized                               From net
                                                    and unrealized                           realized gain
                                                       gain  on                              on investment,
                            Net asset                investments,                In excess      futures
                             value,      Net         futures and       From net    of net     and foreign
                            beginning investment   foreign currency   investment investment currency related
                            of period    loss    related transactions   income     income     transactions
 FOR THE PERIOD ENDED JANUARY 31,
  1999 - Class A Shares
  (commenced May 1, 1998)    $10.00     $(0.04)         $0.66            $ --      $  --          $ --
  1999 - Class B Shares
  (commenced May 1, 1998)     10.00      (0.10)          0.71              --         --            --
  1999 - Class C Shares
  (commenced May 1, 1998)     10.00      (0.06)          0.67              --         --            --
  1999 - Institutional
  Shares (commenced May 1,
  1998)                       10.00         --           0.67              --      (0.01)           --
  1999 - Service Shares
  (commenced May 1, 1998)     10.00      (0.02)          0.63              --         --            --
 ---------------------------------------------------------------------------------------------------------------

 (a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account.
 (b) Annualized.
 (c) Not annualized.
 (d) Includes the balancing effect of calculating per share amounts.
The accompanying notes are an integral part of these financial statements.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND

                                                                             Ratios assuming no voluntary waiver
                                                                                of fees or expense limitations
                                                                             -----------------------------------


                                                                Ratio of
                                     Net assets   Ratio of   net investment      Ratio of        Ratio of net
Net increase  Net asset              at end of  net expenses    loss to         expenses to   investment loss to  Portfolio
in net asset  value, end   Total       period    to average   average net       average net      average net      turnover
   value      of period  return(a)   (in 000s)   net assets      assets           assets            assets          rate

   $0.62        $10.62     6.20%(c)   $33,002       2.02%(b)     (1.03)%(b)        3.60%(b)      (2.61)%(b)      96.11%(c)
    0.61         10.61     6.10(c)        213       2.51(b)      (1.30)(b)         4.09(b)       (2.88)(b)       96.11(c)
    0.61         10.61     6.10(c)        175       2.51(b)      (1.45)(b)         4.09(b)       (3.03)(b)       96.11(c)
    0.66         10.66     6.67(c)     36,992       1.40(b)      (0.19)(b)         2.98(b)       (1.77)(b)       96.11(c)
    0.61         10.61     6.10(c)          2       1.90(b)      (0.26)(b)         3.48(b)       (1.84)(b)       96.11(c)
---------------------------------------------------------------------------------------------------------------------------


GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Notes to Financial Statements
January 31, 1999
 1. ORGANIZATION

 Goldman Sachs Trust (the "Trust") is a Delaware business trust registered un-der the Investment Company Act of 1940 (as amended) as an open-end, manage-ment investment company. The Trust includes the Goldman Sachs International Small Cap Fund (the "Fund"). At January 31, 1999, the Fund offered five clas-ses of shares -- Class A, Class B, Class C, Institutional and Service.

 2. SIGNIFICANT ACCOUNTING POLICIES

 The following is a summary of the significant accounting policies consist-ently followed by the Fund. The preparation of financial statements in con-formity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts.

 A. Investment Valuation -- Investments in securities traded on a U.S. or for-eign securities exchange or the NASDAQ system are valued daily at their last sale or closing price on the principal exchange on which they are traded.
 If no sale occurs, securities are valued at the mean between the closing bid and asked price. Debt securities are valued at prices supplied by an indepen-dent pricing service, which reflect broker / dealer-supplied valuations or matrix pricing systems. Unlisted equity and debt securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs at the mean between the most recent bid and asked pric-es. Short-term debt obligations maturing in sixty days or less are valued at amortized cost. Restricted securities, and other securities for which quota-tions are not readily available, are valued at fair value using methods ap-proved by the Board of Trustees of the Trust.

 B. Security Transactions and Investment Income -- Security transactions are recorded as of the trade date. Realized gains and losses on sales of portfo-lio securities are calculated using the identified-cost basis. Dividend in-come is recorded on the ex-dividend date. Dividends for which the Fund has the choice to receive either cash or stock are recognized as investment in-come in an amount equal to the cash dividend. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

 C. Foreign Currency Translations -- The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valua-tions, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based on current exchange rates; (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based on currency ex-change rates prevailing on the respective dates of such transactions.
   Net realized and unrealized gain (loss) on foreign currency transactions will represent: (i) foreign exchange gains and losses from the sale and hold-ings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment securities transactions and forward ex-change contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received.

 D. Forward Foreign Currency Exchange Contracts -- The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The Fund may also purchase and sell such contracts to seek to increase total re-turn. All commitments are "marked-to-market" daily at the applicable transla-tion rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains or losses at the

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
 time a forward contract is offset by entry into a closing transaction or ex-tinguished by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

 E. Short Securities Positions -- The Fund may enter into covered short sales. Short securities positions are accounted for at cost and subsequently marked-to-market to reflect the current market value of the position. The market value of the short position is recorded as a liability on the Fund's records and any difference between this market value and the cash received is re-ported as unrealized gain or loss. Gains and losses are realized when a short position is closed out by delivering securities back to the broker.

 F. Federal Taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net invest-ment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist as well as timing differences associated with having different book and tax year ends.
   The Fund had approximately $15,000 at October 31, 1998 (the Fund's tax year end) of capital loss carryforward expiring 2006 for federal tax purposes. This amount is available to be carried forward to offset future capital gains to the extent permitted by applicable laws or regulations.

 G. Expenses -- Expenses incurred by the Trust which do not specifically re-late to an individual fund of the Trust are allocated to the funds based on a straight-line or pro rata basis depending upon the nature of the expense.
   Class A, Class B and Class C shares bear all expenses and fees relating to their respective distribution and service plans. Each class of shares sepa-rately bears its respective class-specific transfer agency fees. Service shares bear all expenses and fees paid to service organizations for their services with respect to such shares.

 H. Deferred Organization Expenses -- Organization-related costs are amortized on a straight-line basis over a period of five years.

 I. Option Accounting Principles -- When the Fund writes call or put options, an amount equal to the premium received is recorded as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a written option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the li-ability related to such option is extinguished. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium origi-nally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchases upon exercise. There is a risk of loss from a change in value of such options which may exceed the related premiums received.
   Upon the purchase of a call option or a protective put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-mar-ket to reflect the current market value of the option. If an option which the Fund has purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, de-pending on whether the sale proceeds for the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a pur-chased put option, the

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Notes to Financial Statements (continued)
January 31, 1999
 Fund will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a purchased call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium orig-inally paid.

 J. Futures Contracts -- The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return.
   Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial mar-gin" requirement of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, de-pending on the fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When con-tracts are closed, the Fund realizes a gain or loss which is reported in the Statement of Operations.
   The use of futures contracts involve, to varying degrees, elements of mar-ket and counterparty risk which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures con-tract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Fund's hedging strategies and potentially result in a loss.

 3. AGREEMENTS

 Pursuant to the Investment Management Agreement (the "Agreement"), Goldman Sachs Asset Management International ("GSAMI"), an affiliate of Goldman Sachs Asset Management ("GSAM"), serves as the investment adviser to the Fund. Un-der the Agreement, GSAMI, subject to the general supervision of the Trust's Board of Trustees, manages the Fund's portfolio. As compensation for the services rendered under the Agreement, the assumption of the expenses related thereto and administering the Fund's business affairs, including providing facilities, GSAMI is entitled to a fee, computed daily and payable monthly, at an annual rate equal to 1.20% of the average daily net assets of the Fund. For the period ended January 31, 1999, the Manager agreed to waive $7,000 of its management fee. The Manager may discontinue or modify this waiver in the future at its discretion.
   The adviser voluntarily agreed to limit certain "Other Expenses" (excluding management fees, distribution, authorized dealer service fees, taxes, inter-est, brokerage, litigation, Service share fees, indemnification costs and other extraordinary expenses) to the extent such expenses exceeded .30% of the average daily net assets of the Fund through August 31, 1998. Effective September 1, 1998, this expense limitation was modified to .16% (excluding management fees, distribution and service fees, transfer agent fees, taxes, interest, brokerage, litigation, Service share fees, indemnification costs and other extraordinary expenses). Goldman Sachs has reimbursed approximately $372,000 for the period ended January 31, 1999.
   Goldman Sachs serves as the Distributor of shares of the Fund pursuant to a Distribution Agreement. Goldman Sachs may receive a portion of the Class A sales load and Class B and Class C contingent deferred sales charges and has advised the Fund that it retained approximately $267,000 for the period ended January 31, 1999.
   Prior to September 1, 1998, the Trust, on behalf of the Fund, had adopted Distribution Plans (the "Distribution Plans") pursuant to Rule 12b-1. Under the Distribution Plans, Goldman Sachs was entitled to a quarterly fee from the Fund for distribution services equal, on an annual basis, to .25%, .75% and .75% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
   Prior to September 1, 1998, the Trust, on behalf of the Fund, had adopted Authorized Dealer Service Plans (the "Dealer Service Plans") pursuant to which Goldman Sachs and Authorized Dealers were compensated for providing personal and account maintenance services. The Fund paid a fee under the Dealer Service Plans equal, on an annual basis, up to .25% of its average daily net assets attributable to Class A, Class B and Class C shares.
   Effective September 1, 1998, the Distribution Plans and Dealer Service
 Plans were combined into Distribution and Service Plans. Under the Distribu-tion and Service Plans, Goldman Sachs and/or Authorized Dealers are entitled to a monthly fee from the Fund for distribution and shareholder maintenance services equal, on an annual basis, to .50%, 1.00%, and 1.00% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares, respectively.
   Goldman Sachs also serves as the Transfer Agent of the Fund for a fee. Ef-fective September 1, 1998, the fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19%
 of average daily net assets for Class A, Class B and Class C shares and 0.04% of average daily net assets for Institutional and Service shares.
   The Trust, on behalf of the Fund, has adopted a Service Plan. This Plan al-lows for Service shares to compensate service organizations for providing va-rying levels of account administration and shareholder liaison services to their customers who are beneficial owners of such shares. The Service Plan provides for compensa-tion to the service organizations in an amount up to .50% (on an annualized basis), of the average daily net asset value of the Service shares.
   As of January 31, 1999, the amounts owed to affiliates were approximately $61,000, $11,000 and $10,000 for Management, Distribution and Service and Transfer Agent fees, respectively.

 4. PORTFOLIO SECURITIES TRANSACTIONS

 Purchases and proceeds of sales or maturities of securities (excluding short-term investments and futures) for the period ended January 31, 1999, were $96,589,042 and $32,089,898, respectively.

 5. LINE OF CREDIT FACILITY

 The Fund participates in a $250,000,000 uncommitted, unsecured revolving line of credit facility. In addition, the Fund participates in a $50,000,000 com-mitted, unsecured revolving line of credit facility. Both facilities are to be used solely for temporary or emergency purposes. Under the most restric-tive arrangement, the Fund must own securities having a market value in ex-cess of 300% of the total bank borrowings. The interest rate on the borrowings is based on the Federal Funds rate. The committed facility also requires a fee to be paid based on the amount of the commitment which has not been utilized. During the period ended January 31, 1999, the Fund did not have any borrowings under these facilities.

 6. CERTAIN RECLASSIFICATIONS

 In accordance with Statement of Position 93-2, the Fund reclassified $4,948 paid-in capital to accumulated distributions in excess of net investment loss and $57,908 from accumulated net realized gain on investment, futures and foreign currency related transactions to accumulated net investment loss. These reclassifications have no impact on the net asset value of the Fund and are designed to present the Fund's capital accounts on a tax basis.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Notes to Financial Statements (continued)
January 31, 1999

 7. SUMMARY OF SHARE TRANSACTIONS

 Share activity for the period ended January 31, 1999 is as follows(a):

                                                 Shares      Dollars
 --------------------------------------------------------------------
 Class A Shares
 Shares sold                                  3,789,828  $39,461,070
 Shares repurchased                            (680,952)  (6,496,553)
                                           --------------------------
                                              3,108,876   32,964,517
 --------------------------------------------------------------------
 Class B Shares
 Shares sold                                     24,738      250,752
 Shares repurchased                              (4,639)     (43,306)
                                           --------------------------
                                                 20,099      207,446
 --------------------------------------------------------------------
 Class C Shares
 Shares sold                                     19,740      196,453
 Shares repurchased                              (3,281)     (32,610)
                                           --------------------------
                                                 16,459      163,843
 --------------------------------------------------------------------
 Institutional Shares
 Shares sold                                  4,172,165   41,833,210
 Reinvestment of dividends and distributions        851        8,522
 Shares repurchased                            (703,520)  (7,414,800)
                                           --------------------------
                                              3,469,496   34,426,932
 --------------------------------------------------------------------
 Service Shares
 Shares sold                                        161        1,594
                                           --------------------------
                                                    161        1,594
 --------------------------------------------------------------------
 NET INCREASE                                 6,615,091  $67,764,332
 --------------------------------------------------------------------

 (a) The Fund commenced operations on May 1, 1998.

                                      GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
 8. OTHER MATTERS

 As of January 31, 1999 the Goldman Sachs Growth and Income Strategy Portfo-lio, the Goldman Sachs Growth Strategy Portfolio, the Goldman Sachs Aggres-sive Growth Strategy Portfolio and the Goldman Sachs Group LP were the beneficial owners of approximately 13%, 11%, 7% and 5% of the outstanding shares of the Fund, respectively.
   On January 1, 1999, the European Monetary Union "EMU" introduced a new sin-gle currency, the euro, which will replace the national currencies of the participating member countries. Until 2002, the national currencies will con-tinue to exist, but exchange rates will be tied to the euro. The introduction of the euro is likely to affect all stages of the investment process, includ-ing trading, foreign exchange and accounting. Because this change to a single currency is new, the introduction of the euro may result in market volatility and may affect the business or financial conditions of European issuers or of a Portfolio investing in European issuers. In addition, while the conversion will eliminate currency risk among participating nations, currency risk be-tween the euro and the U.S. dollar remains a factor.




 Goldman Sachs International Small Cap Equity Fund -- Tax Information
 (unaudited)

   For its fiscal year ended January 31, 1999, the total amount of income received by the Fund from sources within foreign countries and possessions of the United States was $.0306 per share all of which is attributable to qualified passive income. The total amount of taxes paid by the Fund to such countries was less than $.0039 per share. A separate notice containing the country by country components of these totals has been previously mailed to shareholders.

GOLDMAN SACHS INTERNATIONAL SMALL CAP FUND
Report of Independent Public Accountants
 To the Shareholders and Board of Trustees of Goldman Sachs Trust--Interna-tional Small Cap Fund:

 We have audited the accompanying statement of assets and liabilities of Goldman Sachs International Small Cap Fund, one of the portfolios constitut-ing Goldman Sachs Trust--Equity Funds (a Delaware Business Trust), including the statement of investments, as of January 31, 1999, and the related state-ment of operations, the statement of changes in net assets and the financial highlights for the period presented. These financial statements and the fi-nancial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and the financial highlights based on our audit.

 We conducted our audit in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the finan-cial statements. Our procedures included confirmation of securities owned as of January 31, 1999 by correspondence with the custodian and brokers. An au-dit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides reasonable basis for our opinion.

 In our opinion, the financial statements and the financial highlights re-ferred to above present fairly, in all material respects, the financial posi-tion of Goldman Sachs International Small Cap Fund as of January 31, 1999, the results of its operations, the changes in its net assets and the finan-cial highlights for the period presented, in conformity with generally ac-cepted accounting principles.

                                            ARTHUR ANDERSEN LLP

 Boston, Massachusetts
 March 19, 1999

                                                      GOLDMAN SACHS FUND PROFILE

Goldman Sachs

International Small Cap Fund



                An Investment Idea for the Long Term

                History has shown that a long-term plan that includes international stocks can help provide greater protection against market volatility over time than a portfolio that invests only in U.S. stocks.

                Goldman Sachs International Small Cap Fund provides investors access to the benefits associated with international investing. The Fund seeks long-term capital growth, primarily through equity securities of smaller capitalization companies located outside of the United States.

                Target Your Needs

                The Goldman Sachs International Small Cap Fund has a distinct investment objective and a defined place on the risk/return spectrum. As your investment objectives change, you can exchange shares within Goldman Sachs Funds without any additional charge./*/ (Please note: in general, greater returns are associated with greater risk.)

                Goldman Sachs Funds

                Goldman Sachs Funds offers more
                than 30 investment options for
                global diversification across borders,
                investment styles, asset classes and
                security capitalizations.


                INTERNATIONAL
                EQUITY

                [ ] Goldman Sachs
                    International
                    Small Cap
                    Fund


                DOMESTIC
                EQUITY


                FIXED
                INCOME

                MONEY
                MARKET

                [RIGHT ARROW] Higher Risk/Return [LEFT ARROW] Lower Risk/Return

                               ASSET ALLOCATION

                                   SPECIALTY




                For More Information

                To learn more about the Goldman Sachs International Small Cap Fund and other Goldman Sachs Funds, call your investment professional today.




                /*/ The exchange privilege is subject to termination and its terms are subject to change.

GOLDMAN SACHS ASSET MANAGEMENT

ONE NEW YORK PLAZA, 42ND FLOOR, NEW YORK, NEW YORK 10004



TRUSTEES                               OFFICERS
Ashok N. Bakhru, Chairman              Douglas C. Grip, President
David B. Ford                          Jesse H. Cole, Vice President
Douglas C. Grip                        James A. Fitzpatrick, Vice President
John P. McNulty                        Anne E. Marcel, Vice President
Mary P. McPherson                      Nancy L. Mucker, Vice President
Alan A. Shuch                          John M. Perlowski, Treasurer
Jackson W. Smart, Jr.                  Philip V. Giuca, Jr., Assistant Treasurer
William H. Springer                    Michael J. Richman, Secretary
Richard P. Strubel                     Howard B. Surloff, Assistant Secretary
                                       Valerie A. Zondorak, Assistant Secretary


GOLDMAN, SACHS & CO.
Distributor and Transfer Agent

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL
Investment Adviser

GOLDMAN SACHS INTERNATIONAL
Peterborough Court, 133 Fleet Street
London EC4A 2BB, England

Visit our internet address: www.gs.com/funds



This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Investors should read the Prospectus carefully before investing or sending money.

Asia Growth Fund's Emerging Markets Equity Fund's and International Equity Fund's investment in securities of foreign issuers and foreign currencies entails certain risks not customarily associated with investing in securities of U.S. issuers quoted in U.S. dollars. In particular, the securities market of emerging countries in which the Funds may invest without limit are less liquid, are subject to greater price volatility, have smaller market capitalizations, have problems with share registration and custody, have less government regulation, and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

Asia Growth Fund's Japanese Equity Fund's International Small Cap Equity Fund's European Equity Fund's and CORE International Equity Fund's foreign investments and active management techniques entail risks in addition to those customarily associated with investing in dollar-denominated securities of U.S. issuers. Compared with domestic securities markets, foreign markets may be less liquid, more volatile and less subject to government regulation, and may make available less public information about issuers. The Funds may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates or both. Concentration of the Japanese Equity and Asia Growth Fund's assets in one or a few countries and currencies will subject the Fund to greater risk than if a Fund's assets were not geographically concentrated.

The stocks of smaller companies are often associated with high risks, including greater volatility, than stocks of larger companies.

An investment in a money market fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that any money market fund will be able to maintain a net asset value of $1.00 per share.





Copyright 1999 Goldman, Sachs & Co. All rights reserved. DAte of first use:
March 31, 1999                                             INTLSMCAPAR/11K/3-99